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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                             ----------------------

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 22, 2003
                               IRIDEX CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                             ----------------------

            DELAWARE                     0-27598                 77-0210467
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                 DENTIFICATION
                                                                   NUMBER)

                               1212 TERRA BELLA AVENUE
                           MOUNTAIN VIEW, CALIFORNIA  94043


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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)



              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 940-4700

                                ---------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
           FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT


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ITEM 7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.
          ------------------------------------

     (c)  Exhibits

     Exhibits     Description

     99.1         Text of Press Release, dated as of April 22, 2003.


ITEM 9.  REGULATION  FD  DISCLOSURE.
         --------------------------

     This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

     On April 22, 2003, IRIDEX Corporation issued a press release announcing first quarter 2003 financial results. A copy of the press release is attached as
Exhibit  99.1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IRIDEX  CORPORATION


Dated:  May 13, 2003                    By:  /s/Robert  Kamenski
                                             -----------------------------------
                                             Robert  Kamenski
                                             Chief Financial Officer and Vice
                                             President,  Administration


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                                  EXHIBIT INDEX

Exhibit  Number     Description  of  Exhibit
---------------     ------------------------------------------------------------
       99.1         Text of Press Release, dated April 22, 2003.


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